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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 12, 2003

                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)

           MARYLAND                      001-13417               13-3950486
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

                  379 THORNALL STREET, EDISON, NEW JERSEY           08837
               (Address of Principal Executive Offices)           (ZIP Code)

        Registrant's telephone number, including area code (732) 548-0101

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ITEM 9.  REGULATION FD DISCLOSURE (ITEM 12, DISCLOSURE OF RESULTS OF OPERATIONS
AND FINANCIAL CONDITION).

         The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition":

         On May 12, 2003 Hanover Capital Mortgage Holdings, Inc. held a conference call relating to the Company's first-quarter 2003 financial results. The transcript of that conference call is attached hereto as Exhibit 99.1.

Pursuant to the interim guidance of the Securities and Exchange Commission in Release No. 33-8216, the Company is including this Item 12 information under
Item 9 because Item 12 has not yet been added to the EDGAR system.

         The attached transcript includes a statement that "combined, our subsidiaries had a pre-tax GAAP loss of 141,000. That included 385,000 in amortization, so they have been a contributor to cash on an operating non-GAAP basis". This may be considered a "non-GAAP" financial measure under Regulation
G. The Company believes that this measure is important and useful to investors because it provides a clearer indication of the ability of the Company's subsidiaries to conduct their operations without seeking additional capital from the Company for the first quarter of 2003. However, there can be no assurance that they will not need additional capital from the Company in the future.

Exhibit 99.1 contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding our ability to pay future dividends, successfully invest capital, achieve greater returns on investments, provide continued growth for our stockholders, our second quarter 2003 results, and the performance of our operating subsidiaries. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. Those risks and uncertainties can include: regulatory limitations on the types of investments in which we can participate; fluctuation of interest rates, accelerated prepayment of principal, adverse general economic trends, the ability of HanoverTrade and Hanover Capital Partners to secure additional contracts, and our ability to retain key employees, among others. For more complete information concerning factors that could affect our results, please refer to our registration statements, reports and other documents filed with the Securities and Exchange Commission. Investors are cautioned that current results are not necessarily indicative of future results, and actual results may differ from projected amounts.

ITEM 7.  EXHIBITS.

         Exhibit  Description

         99.1     Transcript of May 12, 2003 conference call

                         [Signature on following page.]

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Hanover Capital Mortgage Holdings, Inc.

                                         /s/ J. Holly Loux
                                         ---------------------------------------
                                         Name:  J. Holly Loux
                                         Title: Chief Financial Officer and
                                                Treasurer

Date: May 19, 2003

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                                  EXHIBIT INDEX

Exhibit                          Description
-------                          -----------
 99.1             Transcript of May 12, 2003 conference call

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